UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

803 W. Michigan Street
Milwaukee, WI 53233
(Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
803 W. Michigan Street
Milwaukee, WI 53233
(Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period:  September 30, 2010

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

ANNUAL REPORT
September 30, 2010

www.victoria1522.com

Victoria 1522 Fund
a series of the Investment Managers Series Trust

Table of Contents

Letter to Shareholders	1
Fund Performance and Summary	3
Fund Expenses	4
Schedule of Investments	5
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to Financial Statements	14
Report of Independent Registered Public Accounting Firm	22
Supplemental Information	23

This report and the financial statements contained herein are provided for the general information of the shareholders of the Victoria 1522 Fund.  This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

VICTORIA 1522 FUND

Dear Fellow Shareholder:

I am pleased to report that the Victoria 1522 Fund achieved a strong total return during the fiscal year ended September 30, 2010.  Over that period, the Fund’s Advisor Class Shares had a total return of 20.90%, while the Fund’s Institutional Class Shares had a total return of 21.19%.  Both compare favorably with the performance of the Morgan Stanley Capital International Emerging Markets Index (standard emerging markets index, MSCI EM), which had a total return of 20.22%, and the Morgan Stanley Capital International Emerging + Frontier Markets Index (MSCI EFM), which had a total return of 19.56% over the reporting period.1  However, the Fund’s performance trailed the 21.64% total return of the MSCI IMI Index (standard emerging markets + small cap).  All returns quoted in this review are in U.S. dollar terms.

A variety of factors enabled the Fund to outperform the majority of these benchmarks.  Among the most important was the portfolio’s theme of investing in automotive stocks.  Many of these stocks had exceptional gains over the fiscal year, especially Great Wall Motor (China) +138.16%, Minth Group (China) +127.64%, Tata Motors (India) +95.86%, Qingling Motors (China) +78.31%, and Hyundai Motor (South Korea) +42.98%.  In fact, Great Wall Motor had the greatest positive impact of any stock in the portfolio, contributing 3.64 percentage points to the Fund’s overall total returns during the reporting period.  A related stock, Honam Petrochemical of South Korea, gained 152.47% over the fiscal year.  We regard Honam as part of our automotive theme since it makes ethylene, high- and low-density polyethylene, and polypropylene used in many different products including auto parts.  Share prices of automotive stocks were propelled higher over much of the reporting period as vehicle sales surged in China, India, and other emerging markets.  As a result, the portfolio’s exposure to China—though an underweighting relative to the MSCI EM Index for most of the fiscal year—proved to be the most rewarding of any country.  The MSCI China Index underperformed the emerging markets indices, with a total return of 14.13%, while the Fund’s investments in China delivered a total return of 102.13%.

Given the defensive tenor of the market over much of the reporting period, the Fund’s overweighting in Consumer Staples was also a plus.  Shares of London Sumatra (Indonesia, palm oil) appreciated by 41.51% during the reporting period, Shoprite Holdings (South Africa, supermarkets) by 39.00%, Cosan (Brazil, sugar and ethanol) by 37.25%, and Souza Cruz (Brazil, tobacco) by 27.32%.

Several holdings in other sectors contributed major gains as well.  One of the most notable was Baidu, the Chinese internet-search engine provider, which rose 121.09% as it appeared that competitor Google would be forced to exit the Chinese market.  Among the portfolio’s few financial-services stocks, Turkiye Is Bankasi (Turkey, banking) was a standout.  Its shares rose 86.02% over the fiscal year.  Another Turkish outperformer was TAV Havalimanlari (airport management), which posted a 30.12% gain during the period in which we held it.

Although the portfolio’s overweight exposure in Materials proved beneficial, with the portfolio’s holdings in the sector delivering a total return of 33.61% versus a 26.14% gain in the MSCI Emerging Markets Materials Index, the Materials producers held in the portfolio yielded mixed results.  A few holdings in that sector were among the strongest in the portfolio as a whole, including China Rare Earth Holdings (China, rare-earth elements) +100.64%, Indocement Tunggal Prakarsa (Indonesia, cement manufacturing), +62.01%, Zhaojin Mining (China, gold) +36.60%, and Vale do Rio Doce (Brazil, mining) +36.24%.  These companies benefited as strong demand—especially from China—for iron ore, rare-earth elements, and other commodities led to sharp increases in the price of those materials.  Not all Materials producers were as fortunate.  Sluggish demand in the United States and Europe put pressure on other companies that rely heavily on exports to those markets, such as Fibria Celulose (Brazil, paper and pulp, -6.76%) and Cemex (Mexico, cement manufacturing, -5.72%).  Concerns about the onset of another global slowdown affected Eurasian Natural Resources (Kazakhstan, mining, -24.24%) and China Molybdenum (-16.28%).

It was the portfolio’s energy-related shares in general, however, that had some of the most disappointing returns.  Gazprom (Russia) dropped 19.90% over the reporting period, Petrobras (Brazil) declined 15.79%, and Surgutneftegaz (Russia) fell 2.82%.  A variety of technology holdings also posted a loss over the reporting period, including several Taiwanese stocks:  Acer (-13.69%), Largan Precision (- 9.05%), Young Fast Optoelectronics (-8.43%), United Microelectronics (-8.33%), Wintek (-7.41%), and MediaTek (-4.74%).

1 The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of publicly-traded companies in the emerging markets.

The MSCI Emerging Markets + Frontier Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of publicly-traded companies in the emerging and frontier markets.

The MSCI Emerging Markets Investable Markets (IMI) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of publicly-traded companies in the emerging markets.  This index includes large, mid, and small cap companies by targeting up to 99% coverage of the free float-adjusted market capitalization in each market, subject to minimum investability criteria and a universal minimum size of market capitalization.

On a country basis, the portfolio’s exposure to Russia, Taiwan, and Israel detracted the most from performance.  Exposure to the frontier economies of Kazakhstan and Panama and an overweight position in Brazil are some of the other decisions that also adversely affected the portfolio’s returns on this measure.  The Czech Republic did not produce favorable results either, given declines in Komercni Banka (-8.43%) and CEZ (electric utilities, -7.23%).  In Israel, Teva Pharmaceutical -5.82% and Elbit Systems (defense electronics, -3.16%) both detracted from returns.  We subsequently eliminated these holdings in the Czech Republic and Israel, all of which continued to underperform the market benchmarks after we sold them.

The Fund’s weakest position over the fiscal year was a frontier-market stock, the Kazakhstan-based mining company Eurasian Natural Resources (ENRC).  Mounting concerns about a “double-dip recession” in the United States and the impact that would have on world growth affected sentiment toward ENRC.  The company mines manganese, iron ore, bauxite, copper, cobalt, and coal – all important inputs to industrial production.  Additionally, the company’s decision to acquire a controversial cobalt-mining company in the Democratic Republic of Congo caused some concerns.  We believe the company has the potential to post excellent earnings in the near term due to strong recoveries in metal prices, but questions surrounding the company’s legal ownership of the Kolwezi project in the Democratic Republic of Congo may continue to adversely affect share price performance.

Looking ahead, we envision a prosperous year in emerging markets, led by the large-cap economies, in contrast to this year when small-cap economies outperformed.  We expect the markets to be volatile, however, due to rising inflationary pressures worldwide and the attendant increase in interest rates.  We believe that the average current price/earnings valuation of 13.8x of the MSCI EM Index constituents is not excessive, given an underlying 45% earnings growth rate for emerging markets companies.  We believe that the markets will react favorably when expected excellent year-on-year earnings comparisons are released.

Thank you for your investment in the Victoria 1522 Fund.

Sincerely,

Josephine S. Jimenez, CFA
Portfolio Manager
Victoria 1522 Investments, LP
244 California Street, Suite 610
San Francisco, CA  94111

Victoria 1522 Fund
FUND PERFORMANCE AND SUMMARY at September 30, 2010

This graph compares a hypothetical $1,000,000 investment in the Fund's Institutional Class shares, made at its inception with a similar investment in the MSCI Emerging Markets Index, MSCI Emerging Markets + Frontier Index and MSCI Emerging Markets Investable Market (IMI) Index.  Results include the reinvestment of all dividends and capital gains.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

The MSCI Emerging Markets + Frontier Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging and frontier markets.

The MSCI Emerging Markets Investable Market (IMI) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.  This index provides exhaustive coverage of large, mid, and small cap segments by targetting up to 99% coverage of the free-float adjusted market capitalization in each market, subject to minimum investability criteria and a universal minimum size range.

These indices do not reflect expenses, fees or sales charge, which would lower performance.
These indices are unmanaged and it is not possible to invest in an index.

Total Returns as of September 30, 2010
				Since
	3 Months	6 Months	1 Year	Inception*
Victoria 1522 Fund - Advisor Class shares	20.04%	8.68%	20.90%	43.73%
Victoria 1522 Fund - Institutional Class shares	20.16%	8.84%	21.19%	44.03%
MSCI Emerging Markets Index	18.03%	8.15%	20.22%	19.73%
MSCI Emerging Markets + Frontier Index	17.90%	7.97%	19.56%	18.02%
MSCI Emerging Markets Investable Market (IMI) Index	18.34%	8.66%	21.64%	21.59%
* Inception date 10/1/08 (annualized return).

Gross and Net Expense Ratios for the Advisor Class shares are 3.39% and 1.90%, respectively, as of 9/30/10.  Gross and Net Expense Ratios for the Institutional Class shares are 3.14% and 1.65%, respectively, as of 9/30/10.  Contractual fee waivers in effect until 1/31/12.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information quoted.

The total returns of individual share classes will differ due to varying expenses between the classes.  Returns reflect the reinvestment of distributions made by the Fund, if any.  The deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares is not reflected in the total returns.

The Fund's Advisor has waived fees or expenses; absent such waivers, the Fund's returns would have been lower.

Victoria 1522 Fund
Fund Expenses - September 30, 2010 (Unaudited)

Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Advisor Class only); and other Fund expenses.  The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from 4/01/10 to 9/30/10.

Actual Expenses
The information in the table under the headings “Actual Performance” provides actual account values and actual expenses.  You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid during Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the tables under the headings “Hypothetical (5% annual return before expenses)” provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges.  Therefore, the information under the headings “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		4/01/10	9/30/10	4/01/10 – 9/30/10
Advisor Class
	Actual Performance	$1,000.00	$1,086.80	$9.94
	Hypothetical (5% annual return before expenses)	$1,000.00	$1,015.54	$9.60
Institutional Class
	Actual Performance	$1,000.00	$1,088.40	$8.64
	Hypothetical (5% annual return before expenses)	$1,000.00	$1,016.80	$8.34

* Expenses are equal to the Fund’s annualized expense ratio of 1.90% and 1.65% for Advisor Class and Institutional Class, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the semi-annual period).  The expense ratios reflect an expense waiver.  Assumes all dividends and distributions were reinvested.

Victoria 1522 Fund
SCHEDULE OF INVESTMENTS - As of September 30, 2010

Number
of Shares		Value
	COMMON STOCK - 96.2%
	BRAZIL - 23.4%
26,800	Banco do Brasil S.A.	$505,114
20,000	Cosan S.A. Industria e Comercio	295,036
28,800	Hypermarcas S.A.*	441,872
41,750	Petroleo Brasileiro S.A.	675,600
8,300	Redecard S.A.	129,602
10,800	Souza Cruz S.A.	545,617
20,600	Vale S.A.	564,430
		3,157,271

	CHINA - 13.1%
211,000	Agricultural Bank of China Ltd. - Class H*	109,323
1,800	Baidu, Inc. ADR*	184,716
171,800	China Molybdenum Co., Ltd. - Class H	122,999
630,000	China Rare Earth Holdings Ltd.	271,281
169,500	Great Wall Motor Co., Ltd. - Class H	456,693
104,000	Minth Group Ltd.	206,866
508,000	Qingling Motors Co., Ltd. - Class H	162,047
126,000	Shenzhen Expressway Co., Ltd. - Class H	65,929
64,500	Zhaojin Mining Industry Co., Ltd. - Class H	197,491
		1,777,345

	INDIA - 8.3%
6,100	Infosys Technologies Ltd. ADR	410,591
27,700	Tata Motors Ltd. ADR	706,627
		1,117,218

	INDONESIA - 8.8%
170,000	PT Indocement Tunggal Prakarsa	350,654
234,000	PT Perusahaan Perkebunan London Sumatra Indonesia	258,362
185,500	PT Telekomunikasi Indonesia	191,342
204,100	PT Unilever Indonesia	385,253
		1,185,611

	KAZAKHSTAN - 1.2%
11,200	Eurasian Natural Resources Corp. PLC	161,819

	PANAMA - 1.0%
2,500	Copa Holdings S.A. - Class A	134,775

Victoria 1522 Fund
SCHEDULE OF INVESTMENTS - As of September 30, 2010

Number
of Shares		Value
	PHILIPPINES - 0.8%
173,400	DMCI Holdings, Inc.	$108,375

	RUSSIA - 9.6%
35,500	Federal Hydrogenerating Co. ADR*	182,967
13,000	Gazprom OAO ADR	273,871
2,200	LUKOIL Oil Co. ADR	125,379
8,300	MMC Norilsk Nickel ADR	141,790
16,400	Petropavlovsk PLC	285,857
30,450	Surgutneftegas OJSC ADR	292,344
		1,302,208

	SOUTH AFRICA - 3.3%
31,300	Shoprite Holdings Ltd.	443,604

	SOUTH KOREA - 15.3%
3,460	Honam Petrochemical Corp.	645,033
5,180	Hyundai Motor Co.	695,287
1,070	Samsung Electronics Co., Ltd.	728,680
		2,069,000

	TAIWAN - 5.8%
1	Acer, Inc.	2
201,000	Mega Financial Holding Co., Ltd.	134,988
204,629	Taiwan SemiConductor Manufacturing Co., Ltd.	404,961
111,000	Wintek Corp.	174,131
6,000	Young Fast Optoelectronics Co., Ltd.	68,494
		782,576

	TURKEY - 5.6%
179,667	Turkiye Is Bankasi - Class C	761,570

	TOTAL COMMON STOCKS
	(Cost $10,096,535)	13,001,372

	RIGHTS - 0.0% #
	TAIWAN - 0.0% #
287	Young Fast Optoelectronics Co., Ltd.	624
	TOTAL RIGHTS
	(Cost $859)	624

Victoria 1522 Fund
SCHEDULE OF INVESTMENTS - As of September 30, 2010

Principal
Amount		Value
	SHORT-TERM INVESTMENTS - 2.5%
	UNITED STATES
$334,640	UMB Money Market Fiduciary, 0.02%†	$334,640
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $334,640)	334,640

	TOTAL INVESTMENTS - 98.7%
	(Cost $10,432,034)	13,336,636
	Other assets less liabilities - 1.3%	171,694
	TOTAL NET ASSETS - 100%	$13,508,330

ADR	American Depository Receipt
PLC	Public Limited Company
*	Non-income producing security
†	The rate quoted is the anualized seven-day yield of the Fund at the period end.
#	Less than 0.1% of net assets

See accompanying Notes to Financial Statements

Victoria 1522 Fund
SUMMARY OF INVESTMENTS BY INDUSTRY- As of September 30, 2010

Industry	Percent of Total Investments
Integrated Oil	10.3%
Motor Vehicles	9.9%
Semiconductors	8.5%
Regional Banks	6.5%
Household/Personal Care	6.2%
Trucks/Construction/Farm Machinery	5.3%
Steel	5.2%
Chemicals: Specialty	4.8%
Agricultural Commodities/Milling	4.1%
Tobacco	4.1%
Major Banks	3.8%
Precious Metals	3.6%
Food Retail	3.3%
Information Technology Services	3.1%
Construction Materials	2.6%
Other Metals/Minerals	2.3%
Industrial Specialties	2.0%
Auto Parts: OEM	1.6%
Major Telecommunications	1.4%
Internet Software/Services	1.4%
Electric Utilities	1.4%
Electronic Components	1.3%
Financial Comglomerates	1.0%
Airlines	1.0%
Finance/Rental/Leasing	1.0%
Industrial Conglomerates	0.8%
Electronic Equipment/Instruments	0.5%
Other Transportation	0.5%
Long Term Investments	97.5%
Short-Term Investments	2.5%
Total Investments	100.0%

See accompanying Notes to Financial Statements

Victoria 1522 Fund
STATEMENT OF ASSETS AND LIABILITIES
September 30, 2010

ASSETS
Investments in securities, at value (cost $10,432,034)	$13,336,636
Cash, denominated in foreign currency (cost $213,469)	216,016
Receivables:
Fund shares sold	12,000
Dividends and interest	8,802
From Advisor	2,139
Prepaid expenses	633
Total assets	13,576,226

LIABILITIES
Payables:
Fund shares redeemed	26,448
Distribution Plan - Advisor Class (Note 7)	1,491
Administration fees	3,334
Custody fees	6,692
Fund accounting fees	4,972
Transfer agent fees	3,760
Chief Compliance Officer fees	1,402
Accrued other expenses	19,797
Total liabilities	67,896

NET ASSETS	$13,508,330

COMPONENTS OF NET ASSETS
Capital (par value of $0.01 per share with an unlimited number of shares authorized)	$9,187,074
Accumulated net investment income	10,570
Accumulated net realized gain on investments	1,403,459
Net unrealized appreciation on:
Investments	2,904,602
Foreign currency	2,625
Net Assets	$13,508,330

Advisor Class
Net assets applicable to shares outstanding	$2,453,561
Shares outstanding	148,395
Net asset value, offering and redemption price per share	$16.53

Institutional Class
Net assets applicable to shares outstanding	$11,054,769
Shares outstanding	664,733
Net asset value, offering and redemption price per share	$16.63

See accompanying Notes to Financial Statements.

Victoria 1522 Fund
STATEMENT OF OPERATIONS
For the Year Ended September 30, 2010

INVESTMENT INCOME
Income
Dividends (net of foreign withholding taxes of $24,976)	$235,023
Interest	298
Total income		$235,321

Expenses
Advisory fees (Note 3)	147,294
Distribution fees - Advisor Class (Note 7)	7,273
Fund accounting fees	48,107
Transfer agent fees	40,692
Administration fees	40,000
Registration fees	33,724
Custody fees	32,494
Audit fees	15,002
Legal fees	13,298
Chief compliance officer fees	10,398
Shareholder reporting fees	9,366
Trustees' fees and expenses	6,000
Insurance fees	3,001
Miscellaneous	2,902

Total expenses		409,551
Less: Advisory fees waived (Note 3)		(147,294)
Less: Other expenses waived or reimbursed (Note 3)		(43,763)
Net expenses		218,494
Net investment income		16,827

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
AND FOREIGN CURRENCY:
Net realized gain (loss) on:
Investments		2,008,046
Foreign currency transactions		(45,060)
Net realized gain		1,962,986
Net unrealized appreciation (depreciation) on:
Investments		399,680
Foreign currency translations		953
Net unrealized appreciation		400,633
Net realized and unrealized gain on investments and
foreign currency		2,363,619

Net Increase in Net Assets from Operations		$2,380,446

See accompanying Notes to Financial Statements.

Victoria 1522 Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30, 2010	September 30, 2009
INCREASE IN NET ASSETS FROM:
Operations
Net investment income	$16,827	$75,433
Net realized gain on investments and foreign currency	1,962,986	1,734,789
Net unrealized appreciation on investments and foreign currency	400,633	2,506,594
Net increase in net assets resulting from operations	2,380,446	4,316,816

Distributions to Shareholders
From net investment income:
Advisor Class	(16,294)	(15)
Institutional Class	(31,920)	(15,288)
From net realized gain:
Advisor Class	(656,794)	-
Institutional Class	(1,662,502)	-
Total distributions	(2,367,510)	(15,303)

Capital Transactions
Net proceeds from shares sold	4,594,159	7,329,640
Reinvestment of distributions	1,875,815	155
Cost of shares redeemed	(4,535,832)*	(70,056)*
Net change in net assets from capital transactions	1,934,142	7,259,739

Total increase in net assets	1,947,078	11,561,252

NET ASSETS
Beginning of year	11,561,252	-
End of year	$13,508,330	$11,561,252

Accumulated net investment income	$10,570	$48,195

*	Net of redemption fee proceeds of $2,130 and $929, respectively.

See accompanying Notes to Financial Statements.

Victoria 1522 Fund
FINANCIAL HIGHLIGHTS - Advisor Class

Per share operating performance
For a capital share outstanding throughout the Year

	Year Ended	Year Ended
	September 30, 2010	September 30, 2009
Net asset value, beginning of year	$17.02	$10.00
Income from Investment Operations
Net investment (loss) income (a)	(0.01)	0.11
Net realized and unrealized gain on investments
and foreign currency	3.19	6.94
Total from investment operations	3.18	7.05

Less Distributions:
From net investment income	(0.09)	(0.03)
From net realized gain	(3.58)	-
Total distributions	(3.67)	(0.03)

Net asset value, end of year	$16.53	$17.02

Total return	20.90%	70.70%

Ratios and Supplemental Data
Net assets, end of year	$2,453,561	$2,897,137

Ratio of expenses to average net assets
Before fees waived and expenses absorbed	3.39%	5.54%
After fees waived and expenses absorbed	1.90%	1.90%
Ratio of net investment (loss) income to average net assets	(0.06%)	0.85%
Portfolio turnover rate	125%	168%

(a)	Based on average shares outstanding during the year.
*	Not annualized. The Fund commenced operations on October 1, 2008.

See accompanying Notes to Financial Statements.

Victoria 1522 Fund
FINANCIAL HIGHLIGHTS - Institutional Class

Per share operating performance
For a capital share outstanding throughout the Year

	Year Ended	Year Ended
	September 30, 2010	September 30, 2009
Net asset value, beginning of year	$17.05	$10.00
Income from Investment Operations
Net investment (loss) income (a)	0.03	0.13
Net realized and unrealized gain on investments
and foreign currency	3.20	6.95
Total from investment operations	3.23	7.08

Less Distributions:
From net investment income	(0.07)	(0.03)
From net realized gain	(3.58)	-
Total distributions	(3.65)	(0.03)

Net asset value, end of year	$16.63	$17.05

Total return	21.19%	71.00%

Ratios and Supplemental Data
Net assets, end of year	$11,054,769	$8,664,115

Ratio of expenses to average net assets
Before fees waived and expenses absorbed	3.14%	5.29%*
After fees waived and expenses absorbed	1.65%	1.65%
Ratio of net investment income to average net assets	0.19%	1.10%
Portfolio turnover rate	125%	168%

(a)	Based on average shares outstanding during the year.
*	Not annualized. The Fund commenced operations on October 1, 2008.

See accompanying Notes to Financial Statements.

Victoria 1522 Fund
NOTES TO FINANCIAL STATEMENTS – September 30, 2010

Note 1 – Organization
Victoria 1522 Fund (the ‘‘Fund’’) was organized as a diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Fund’s primary investment objective is to provide long-term capital growth. The Fund commenced investment operations on October 1, 2008, with two classes of shares, Advisor Class and Institutional Class.

Note 2 –Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from these estimates.

(a) Valuation of Investments
The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (OTC) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day.  Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”).  Debt securities are valued at the mean between the last available bid and asked prices for such securities, or if such prices are not available, at prices for securities of comparable maturity, quality and type.  All other types of securities, including restricted securities and securities for which market quotations are not readily available, are valued at fair value as determined in accordance with procedures established in good faith by the Board of Trustees.  Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.

Fair value pricing may be applied to non-U.S. securities.  The trading hours for most non-U.S. securities end prior to the close of the NYSE, the time that the Fund’s net asset value per share (“NAV”) is calculated.  The occurrence of certain events after the close of non-U.S. markets, but prior to the close of the NYSE (such as a significant surge or decline in the U.S. market) may result in an adjustment to the trading prices of non-U.S. securities when non-U.S. markets open on the following business day.  If such events occur, the Fund may value non-U.S. securities at fair value, taking into account such events, when the NAV is calculated.

(b) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis.  Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.  Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.  Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees which are unique to each class of shares.  Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

Victoria 1522 Fund
NOTES TO FINANCIAL STATEMENTS – September 30, 2010
(Continued)

(c) Foreign Currency Translation
The Fund’s records are maintained in U.S. dollars.  The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period.  The currencies are translated into U.S. dollars by using the exchange rates quoted at the close of the London Stock Exchange prior to when the Fund’s NAV is next determined. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

The Fund does not isolate that portion of its net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices.  Such fluctuations are included with net realized and unrealized gain or loss from investments and foreign currency.

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

(d) Federal Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders.  Therefore, no provision is made for federal income or excise taxes.  Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

(e) Distributions to Shareholders
The Fund declares and pays dividends at least annually from net investment income and from net realized gains, if any.  Distributions to shareholders are recorded on the ex-dividend date.  The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.  Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

(f) Accounting Standards
Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

Victoria 1522 Fund
NOTES TO FINANCIAL STATEMENTS – September 30, 2010
(Continued)

The Income Tax Statement requires management of the Fund to analyze the open tax year of 2009, or expected to be taken in the Fund’s 2010 tax returns, as defined by IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the fiscal year ended September 30, 2010, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Victoria 1522 Investments, LP (the “Advisor”).  Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 1.15% of the Fund’s average daily net assets.  The Advisor has contractually agreed to waive its fee and, if necessary, to reimburse other operating expenses in order to limit total annual operating expenses to 1.90% and 1.65% of the Fund's average daily net assets for Advisor Class and Institutional Class, respectively until January 31, 2012.

For the year ended September 30, 2010, the Advisor waived all of its advisory fees of $147,294 and reimbursed other expenses of $43,763.  The Advisor may recover from the Fund fees and expenses previously waived or reimbursed, if the Fund’s expense ratio, including the recovered expenses, falls below the expense limit in place at the time the expenses were incurred.  The Advisor is permitted to seek reimbursement from the Fund for a period three fiscal years following the fiscal year in which such reimbursements occurred.  At September 30, 2010, the amount of these potentially recoverable expenses was $447,482.  The Advisor may recapture a portion of the following amounts no later than September 30 of the years stated below:

2012:              $256,425
2013:              $191,057

Grand Distribution Services, LLC (“GDS”) serves as the Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”), an affiliate of GDS, serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration Corporation (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, n.a. (“UMBNA”), an affiliate of UMBFS, serves as the Fund’s custodian.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators.  For the year ended September 30, 2010, the Fund’s allocated fees incurred to Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

Cipperman & Co. provides Chief Compliance Officer (“CCO”) services to the Trust.  The Fund’s allocated fees incurred for CCO services for the year ended September 30, 2010, are reported on the Statement of Operations.

Victoria 1522 Fund
NOTES TO FINANCIAL STATEMENTS – September 30, 2010
(Continued)

Note 4 – Federal Income Taxes
At September 30, 2010, gross unrealized appreciation and depreciation of investments and foreign currency owned by the Fund, based on cost for federal income tax purposes were as follows:

Cost of investments	$10,434,910

Gross unrealized appreciation	3,145,436
Gross unrealized depreciation	(243,710)
Net unrealized appreciation on investments and foreign currency translations	$2,901,726

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

As of September 30, 2010, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income	$1,255,523
Undistributed long-term gains	207,715
Tax accumulated earnings	1,463,238
Accumulated capital and other losses	(46,333)

Unrealized appreciation on investments	2,901,726
Unrealized appreciation on foreign currency	2,625
Total accumulated earnings	$4,321,256

As of September 30, 2010, the Fund had $46,333 of post-October currency losses, which are deferred until October 1, 2010 for tax purposes.  Net currency losses incurred after October 31, and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year.

On the Statement of Assets and Liabilities, the following adjustments were made for permanent tax adjustments:

Capital	Accumulated net investment income (loss)	Accumulated net realized gain (loss)
$394	$(6,238)	$5,844

The tax character of distributions paid during the fiscal years ended September 30, 2010 and September 30, 2009 were as follows:

Distribution paid from:	September 30, 2010	September 30, 2009
Ordinary income	$2,194,375	$15,303
Long-term capital gains	173,135	-
Total Distributions	$2,367,510	$15,303

Victoria 1522 Fund
NOTES TO FINANCIAL STATEMENTS – September 30, 2010
(Continued)

Note 5 - Capital Transactions
Capital transactions for the Fund were as follows:

	Year Ended September 30, 2010			Year Ended September 30, 2009
	Shares	Value		Shares	Value
Subscriptions:
Advisor Class	70,152		$1,140,859	174,346		$2,232,957
Institutional Class	235,114		3,453,300	509,061		5,096,683
Total Subscriptions	305,266		$4,594,159	683,407		$7,329,640

Reinvestments:
Advisor Class	32,365		$485,472	1		$15
Institutional Class	92,320		1,390,343	14		140
Total Reinvestments	124,685		$1,875,815	15		$155

Repurchases:
Advisor Class	(124,385)	$	(1,853,453)	(4,084)	$	(55,975)
Institutional Class	(170,821)		(2,682,379)	(955)		(14,081)
Total Repurchases	(295,206)		$(4,535,832)*	(5,039)		$(70,056)*

*Net of redemption fee proceeds of $2,130 and $929, respectively (the Fund charges a 2% fee if you redeem shares of the Fund within 90 days of purchase).

Note 6 - Investment Transactions
For the year ended September 30, 2010, purchases and sales of investments, excluding short-term investments, were $14,657,160 and $14,663,962, respectively.

Note 7 - Distribution Plan
The Trust, on behalf of the Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act, that allows the Fund to pay distribution fees for the sale and distribution of its shares.  With respect to the Advisor Class, the Plan provides for the payment of distribution fees at the annual rate of up to 0.25% of average daily net assets, payable to the Advisor as the distribution coordinator. The Institutional Class does not pay any distribution fees.

For the year ended September 30, 2010, distribution fees incurred are disclosed on the Statement of Operations.

Note 8 – Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund expects the risk of loss to be remote.

Victoria 1522 Fund
NOTES TO FINANCIAL STATEMENTS – September 30, 2010
(Continued)

Note 9 –Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements.  It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments.  These inputs are summarized into three broad levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•
Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used, as of September 30, 2010, in valuing the Fund’s assets carried at fair value:

	Level 1 (Quoted Price)	Level 2* (Other Significant Observable Inputs)	Level 3** (Significant Unobservable Inputs)	Total
Investments, at Value:
Common Stocks:
Consumer Discretionary	$-	$1,520,894	$-	$1,520,894
Consumer Staples	1,282,525	1,087,218	-	2,369,743
Energy	675,600	691,594	-	1,367,194
Financials	614,437	896,557	-	1,510,994
Industrials	841,402	174,304	-	1,015,706
Information Technology	724,909	1,376,268	-	2,101,177
Materials	564,430	2,176,925	-	2,741,355
Telecommunications Services	-	191,342	-	191,342
Utilities	-	182,967	-	182,967
Rights	-	624	-	624
Short-Term Investments	334,640	-	-	334,640
Total Investments, at Value	5,037,943	8,298,693	-	13,336,636

Victoria 1522 Fund
NOTES TO FINANCIAL STATEMENTS – September 30, 2010
(Continued)

* In accordance with procedures established by, and under the general supervision of, the Fund’s Board of Trustees, the values of certain equity securities listed or traded on foreign security exchanges may be adjusted due to a significant change in the value of U.S.-traded securities, as measured by the S&P 500 Index. In this circumstance, $8,298,693 of investment securities were classified as level 2 instead of level 1.

**The fund did not hold any level 3 securities during the period.

Note 10 – Accounting Pronouncement
Derivatives and Hedging requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position, performance and cash flows.

The Fund’s policies permit the Fund to enter into forward contracts principally to hedge either specific transactions or portfolio positions in an attempt to minimize currency value fluctuations.  Forward contracts involve an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days, agreed upon by the parties, from the date of the contract, at a price set at the time of the contract.  The forward contracts were bought or sold to protect the Fund, to some degree, from a possible loss resulting from an adverse change in the relationship between foreign currencies and the United States dollar (“US$”). Although such contracts may minimize the risk of loss due to a decline in value of the hedged currency, the contracts may limit any potential gain that may result from currency increases.

The risks to the Fund of entering into forward contracts include currency risks, such as fluctuations in the value of foreign currencies and the performance of foreign currencies relative to the US$; exchange control regulations; and costs incurred in connection with conversions between various currencies (fees may also be incurred when converting foreign investments to US$).  As a result, the relative strength of the US$ may be an important factor in the performance of the Fund.  For the year ended September 30, 2010, the Fund did not enter into any forward contracts.

Note 11 – Improving Disclosures about Fair Value Measurements
In January 2010, Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update “Improving Disclosures about Fair Value Measurements” (“ASU”). The ASU requires enhanced disclosures about a) transfers into and out of Levels 1 and 2, and b) purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements.  The first disclosure is effective for the first reporting period beginning after December 15, 2009, and for interim periods within those fiscal years.  There were no significant transfers into and out of Levels 1 and 2 during current period presented.

Victoria 1522 Fund
NOTES TO FINANCIAL STATEMENTS – September 30, 2010
(Continued)

The second disclosure will become effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years.  Management is currently evaluating the impact this disclosure may have on the Fund’s financial statements.

Note 12 – Events Subsequent to the Fiscal Period End
The Fund has adopted financial reporting rules regarding subsequent events which requires an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet.  Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements.  There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders
Investment Managers Series Trust

We have audited the accompanying statement of assets and liabilities of the Victoria 1522 Fund (the “Fund”), a series of Investment Managers Series Trust, including the portfolio of investments, as of September 30, 2010, the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management.   Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.   The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.   Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.   Accordingly, we express no such opinion.   An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.   Our procedures included confirmation of securities owned as of September 30, 2010, by correspondence with the custodian.   An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.   We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Victoria 1522 Fund as of September 30, 2010, and the results of its operations for the year then ended, and the changes in their net assets and financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
November 24, 2010

Victoria 1522 Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Tax Information

For the period ended September 30, 2010, 7.92% of dividends paid from net investment income from the Fund are designated as qualified dividend income.

Pursuant to Section 853 of the Internal Revenue Code of 1986, as amended, the Fund designates $231,376 of income derived from foreign sources and $24,230 of foreign taxes paid for the period ended September 30, 2010.

Of the ordinary income (including short-term capital gains) distributions made by the Fund during the year ended September 30, 2010, the proportionate share of income derived from foreign sources attributable to one share of stock, or the amount determined to be necessary, is $0.2846 and the proportionate share of foreign taxes attributable to one share of stock is $0.0298.

Trustees and Officer Information

Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (888) 819-1522.  The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Independent Trustees:
Charles H. Miller [a] (born 1947) Trustee	Since November 2007	Executive Vice President, Client Management and Development, Access Data, a Broadridge Company, a provider of technology and services to asset management firms (1997-present).	31	None
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	President and Founder, InvestorReach, Inc. a financial services consulting firm (1996-present).	31	None
William H. Young [a] (born 1950) Trustee	Since November 2007	Independent financial services consultant (1996-present); Consultant-Interim CEO, Unified Fund Services, Inc., a mutual fund service provider (2003-2006); Ex-officio Board Member of the National Investment Company Service Association and past President and Chairman (1995-1997); Senior Vice President, Oppenheimer Management Company (1983-1996).	31	None
Interested Trustees:
John P. Zader a † (born 1961) Trustee and President	Since November 2007 as Trustee and December 2007 as President	CEO, UMB Fund Services, Inc., a mutual and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund, and affiliate of the distributor of certain series of the Trust (not including the Fund), Grand Distribution Services, LLC, and custodian (2006-present); Consultant to Jefferson Wells International (2006); Senior Vice President and Chief Financial Officer, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (1988-2006).	31	None

Victoria 1522 Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee

Eric M. Banhazl b † (born 1957) Trustee and Vice President	Since January 2008 as Trustee and December 2007 as Vice President	President, Mutual Fund Administration Corp. (2006 – present); Senior Vice President, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (2001 – 2006); Partner, The Wadsworth Group, a mutual fund administration and consulting services provider (1990-2001).	31	Advisors Series Trust (1997 to 2007).
Officers of the Trust
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since December 2007
Vice President, Mutual Fund Administration Corp. (2006 – present); Vice President, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (2001 - 2006); Vice President, The Wadsworth Group, a mutual fund administration and consulting services provider (1994-2001).
			N/A	N/A
Joy Ausili [b] (born 1966) Secretary and Assistant Treasurer	Since December 2007
Vice President, Mutual Fund Administration Corp. (2006 – present); Vice President, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (2001 - 2006); Vice President, The Wadsworth Group, a mutual fund administration and consulting services provider (1997-2001).
			N/A	N/A
Terrance P. Gallagher, CPA, JD a (born 1958) Vice President	Since December 2007
Executive Vice President, UMB Fund Services, Inc. (2007 – present); Director of Compliance, Unified Fund Services Inc. (2004 – 2007); Partner, The Academy of Financial Services Studies and Precision Marketing Partners (1998 - 2004); Senior Vice President, Chief Financial Officer and Treasurer of AAL Capital Management and The AAL Mutual Funds (1987 - 1998).
			N/A	N/A
Robert Tuszynski [a] (born 1959) Vice President	Since March 2010	Senior Vice President, Director of Distribution Services, UMB Fund Services, Inc. (2008 – present); Vice President and CCO, CUNA Mutual Fund Group (2004 – 2008).	N/A	N/A
Todd Cipperman [b] (born 1966) Chief Compliance Officer	Since December 2009	Founder and Principal, Cipperman & Company/Cipperman Compliance Services (2004 – present).	N/A	N/A

a	Address for certain Trustees and certain officers: 803 West Michigan Street, Milwaukee, WI 53233.
b	Address for Mr. Banhazl, Ms. Ausili and Ms. Dam: 2220 E. Route 66, Suite 226, Glendora, CA 91740. Address for Mr. Cipperman: 500 Swedesford Road, Suite 104, Wayne, PA 19087.
c	Trustees and officers serve until their successors have been duly elected.
†
Mr. Zader is an “interested person” of the Trust by virtue of his position with the Fund’s distributor, Grand Distribution Services, LLC and its affiliates, UMB Fund Services, Inc., the transfer agent, fund accountant and co-administrator of the Fund, and the Fund’s custodian, UMB Bank, n.a.  Mr. Banhazl is deemed to be an “interested person” of the Trust by virtue of his position with Mutual Fund Administration Corp., the Fund’s co-administrator.

Victoria 1522 Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Board Consideration and Continuation of Investment Advisory Agreement

At an in-person meeting held on September 13-14, 2010, the Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), unanimously approved the continuation of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust and Victoria 1522 Investments, LP (the “Investment Advisor”) with respect to the Victoria 1522 Fund series of the Trust (the “Fund”) for a one-year period.  In approving the Advisory Agreement, the Board of Trustees, including the Independent Trustees, determined that the Advisory Agreement is in the best interests of the Fund.

Background

In advance of the meeting, the Board received information about the Advisory Agreement from the Investment Advisor and from Mutual Fund Administration Corporation (“MFAC”) and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The Board also received a memorandum from the independent legal counsel to the Independent Trustees discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed renewal of the Advisory Agreement. At the meeting, representatives of the Investment Advisor made a presentation to the Board and discussed certain information it had provided in advance of the meeting, as well as other more current information, and the Board asked questions of the representatives of the Investment Advisor.  Before voting on the Advisory Agreement, the Independent Trustees met in a private session at which no representatives of the Investment Advisor were present.

In approving the Advisory Agreement with respect to the Fund, the Board and the Independent Trustees considered a variety of factors, including those discussed below.  In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of Services

The Board considered the overall quality of services provided to the Fund by the Investment Advisor and discussed the specific responsibilities of the Investment Advisor under the Advisory Agreement.  In addition, the Board considered the background, qualifications, education and experience of the Investment Advisor’s key portfolio management and operational personnel; its overall financial position; its resources and efforts to retain and motivate capable personnel to serve the Fund; and the overall general quality and depth of its organization. The Board also took into account the experience of the Investment Advisor's senior management; its investment philosophy and processes, including its brokerage and trading practices; its disaster recovery and contingency planning; and its commitment and systems in place with regard to compliance with applicable laws and regulations.  The Board and the Independent Trustees determined that the nature, extent and quality of the services provided by the Investment Advisor were satisfactory.

Investment Performance

The Board reviewed information provided by MFAC comparing the Fund’s performance to its benchmark indexes for the current quarter and year-to-date, one-year and since-inception periods ended July 31, 2010.  The Board noted that the Fund’s performance was below that of its benchmark indexes for the quarter and year-to-date periods, generally close to the performance of the indexes for the one-year period, and significantly above the performance of the indexes for the since-inception period.  The Board considered that indexes do not reflect fund operating expenses.

Victoria 1522 Fund
SUPPLEMENTAL INFORMATION (Unaudited)

In addition, the Board considered a comparison of the performance of each class of the Fund to the performance of a peer group of funds selected by MFAC for the three-month, year-to-date and one-year periods ended July 31, 2010.  The Board observed that although the performance of the Fund’s Institutional Class was below the average of its peer group funds for all periods, the performance of the Advisor Class was above the average of its peer group funds for all periods except the three-month period.  The Board and the Independent Trustees determined that overall the Fund’s performance, particularly since inception, was good.

Advisory Fees and Expense Ratio

The Board considered a comparison of the fees and expenses of each class of the Fund to the fees and expenses of its peer group of funds.  With respect to the Advisor Class of the Fund, the Board noted that the advisory fee was above the peer group average and total expense ratio was below the peer group average.  With respect to the Institutional Class of the Fund, the Board noted that the advisory fee and total expense ratio were above the peer group averages.  The Board considered, however, the relatively small size of the Fund’s assets compared to the peer group average.  The Board also reviewed the fees charged by the Investment Advisor to its other clients and noted that although such fees were lower than those charged to the Fund, the Investment Advisor oversees the Fund’s compliance with certain requirements under the 1940 Act that do not apply to the Investment Advisor’s other clients, and that the Investment Advisor had contractually agreed to limit the Fund’s expenses.  The Board and the Independent Trustees determined that the fees and expenses for the Fund were reasonable in light of the nature, extent and quality of the services provided by the Advisor.

Profitability and Economies of Scale

The Board considered information relating to the Investment Advisor's costs and profitability with respect to its management of the Fund’s assets, and noted that because the Fund’s total expenses had been over its expense cap since inception, the Investment Advisor had received no net revenues from the Fund.  The Board also noted that at the Fund's current asset levels, significant economies of scale were unlikely in the near term.  The Board also considered other benefits received by the Investment Advisor as a result of its relationship with the Fund, including intangible benefits such as any favorable publicity.

Conclusion

Based on their review, including their consideration of each of the factors referred to above, the Board and the Independent Trustees concluded that the renewal of the Advisory Agreement would be in the best interest of the Fund and its shareholders and approved the continuation of the Advisory Agreement for an additional one-year period.

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Victoria 1522 Fund
a series of the Investment Managers Series Trust

Investment Advisor
Victoria 1522 Investments, LP
244 California Street, Suite 610
San Francisco, California 94111

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri 64106

 Fund Co-Administrator
Mutual Fund Administration Corporation
2220 E. Route 66, Suite 226
Glendora, California  91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
803 West Michigan Street
Milwaukee, Wisconsin 53233-2301

Distributor
Grand Distribution Services, LLC
803 West Michigan Street
Milwaukee, Wisconsin 53233-2301

FUND INFORMATION

	TICKER	CUSIP
Victoria 1522 Fund Advisor Class	VMDAX	461 418 881
Victoria 1522 Fund Institutional Class	VMDIX	461 418 873

Privacy Principles of the Victoria 1522 Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund.  The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Victoria 1522 Fund for their information.  It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (888) 819-1522 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Proxy Voting Record
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (888) 819-1522 or by accessing the Fund’s Form N-PX on the SEC’s website at http://www.sec.gov.

Form N-Q Disclosure
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC website at  http://www.sec.gov or by calling the Fund at (888) 819-1522. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Victoria 1522 Fund
c/o UMB Fund Services, Inc.
803 West Michigan Street
Milwaukee, WI 53233
Toll Free: 1-888-819-1522

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-888-819-1522.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant does not have an audit committee financial expert serving on its audit committee.  The audit committee is composed of the Registrant’s three independent Trustees, each of whom possesses extensive industry experience, but none of whom has all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an “audit committee financial expert.”  The Board of Trustees believes that the audit committee has sufficient knowledge and experience to meet its obligations as the audit committee of the Registrant.  In addition, the Board of Trustees notes that the audit committee has the authority to retain any experts necessary to carry out its duties.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 9/30/2010	FYE 9/30/2009
Audit Fees	$12,500	$12,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	$2,500
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Weller LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 9/30/2010	FYE 9/30/2009
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 9/30/2010	FYE 9/30/2009
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)   Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed February 5, 2009.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Investment Managers Series Trust

By (Signature and Title)   /s/ John P. Zader
John P. Zader, President

Date   December 1, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)   /s/ John P. Zader
John P. Zader, President

Date December 1, 2010

By (Signature and Title)   /s/ Rita Dam
Rita Dam, Treasurer

Date December 1, 2010